Filed Pursuant to Rule 497(e)
Registration No. 333-11283

SUNAMERICA FOCUSED SERIES, INC. (“Focused Series”)

SUNAMERICA FOCUSED ASSET ALLOCATION STRATEGIES

Focused Equity Strategy Portfolio

Focused Multi-Asset Strategy Portfolio

(the “Strategy Portfolios”)

Supplement dated April 8, 2009

to the Prospectus dated February 27, 2009

The Strategy Portfolios invest in a combination of funds that serve as underlying funds in the Strategy Portfolios. In accordance with the Strategy Portfolios’ principal investment techniques, each Strategy Portfolio intends to invest in the Focused Technology Portfolio, a series of the Focused Series. Accordingly, effective immediately, the Prospectus is amended as set out below.

In the section entitled “More Information About the Portfolios,” in the row entitled “What risks may affect the Portfolio (directly or by investing in the Underlying Funds)?,” the following non-principal risk is hereby added with respect to the Focused Equity Strategy Portfolio and Focused Multi-Asset Strategy Portfolio on page 32 of the Prospectus:

•	Technology companies

In the section entitled “More Information About the Portfolios-Information About the Underlying Funds,” the following is hereby added on page 36 of the Prospectus:

Portfolio	Investment Goal	Principal Investment Strategy	Principal Investment Techniques
Focused Technology Portfolio	Long-term growth of capital	Growth and Focus	Active trading of equity securities of companies that offer the potential for long-term growth of capital and that the Adviser believes will benefit significantly from technological advances or improvements, without regard to market capitalization. Under normal market conditions, at least 80% of the Portfolio’s net assets plus any borrowing for investment purposes will be invested in such securities.

In the section entitled “More Information About the Portfolios-Glossary-Risk Terminology,” the following definition is hereby added on page 40 of the Prospectus:

Technology companies: Technology companies may react similarly to certain market pressures and events. The industries in which technology companies may be found can be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants, obsolescence of existing technology, worldwide scientific and technological developments and changes in governmental regulation and policies.

Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

SUP1_AAPRO_2-09